UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2020

PARSONS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-07782	95-3232481
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5875 Trinity Parkway, #300

Centreville, VA 20120

(Address of principal executive offices) (Zip Code)

(703) 988-8500

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	PSN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 17, 2020, the board of directors (the “Board”) of Parsons Corporation (the “Corporation”) elected to appoint Carey Smith to serve on the Board, filling the vacancies created by an increase in the size of the Board to eleven members.

Ms. Smith is not currently expected to serve on any committees of the Board.

Ms. Smith joined Parsons in 2016 as President of the Corporation’s Federal Solutions business and was appointed Chief Operating Officer in 2018 when the Corporation merged its Federal Solutions and Critical Infrastructure business segments. In 2019, she was promoted to President and Chief Operating Officer.

There are no arrangements or understandings between Ms. Smith and any other person pursuant to which she was selected as a director, and there are no transactions in which Ms. Smith has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On December 21, 2020, the Corporation issued a press release announcing Ms. Smith’s appointment. A copy of the Corporation’s press release is attached hereto as Exhibit 99.1.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

The following exhibits are furnished with this report:

99.1	Press Release dated December 21, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSONS CORPORATION

Date: December 21, 2020	By:	/s/ Michael R. Kolloway
Michael R. Kolloway
Chief Legal Officer and Secretary